FORM 8-K


                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 Form 8-K
                              Current Report


 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report
March 14, 1995

                        FIRST REPUBLIC BANCORP INC.
                        ---------------------------
          (Exact name of registrant as specified in its charter)


    Delaware                            0-15882                 94-2964497
- ---------------                      -------------          ------------------
(State or other jurisdiction          (Commission             (IRS Employer
of incorporation)                     File Number)          Identification No.)



                             388 Market Street
                           San Francisco, CA  94111
                         ---------------------------
            (Address of principal executive office) (Zip Code)


                              (415) 392-1400
                              --------------
           (Registrant's telephone number, including area code)


                              Not applicable
                              --------------
        (Former name, former address, if changed since last report)

Item 5.  Other Events

First Republic Bancorp Inc. hereby files with the Securities and Exchange Commission (the "Commission") its press release, dated March 14, 1995, regarding an increase in the number of shares of common stock authorized for repurchase by the Company, as distributed on on March 14, 1995.





                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      First Republic Bancorp Inc.

                                      (Registrant)



Date: March 14, 1995                  --------------------------------------
                                      Willis H. Newton, Jr.
                                      Senior Vice President and
                                      Chief Financial Officer

FOR IMMEDIATE RELEASE

               FIRST REPUBLIC BANCORP INC. ANNOUNCES ADDITIONAL
                    INCREASE OF STOCK REPURCHASE PROGRAM

                                                     Common stock symbol - FRC
                                                    New York/Pacific Exchanges

    San Francisco, California, March 14, 1995 - First Republic Bancorp Inc. announced today that its Board of Directors has increased, by up to an additional 250,000 shares, the number of shares authorized for repurchase from time to time, either in open-market transactions or in block purchases.

    The Company initiated a stock repurchase program in June 1993 with the authorization of up to 206,000 shares of common stock and, having completed this initial repurchase amount, in October 1994 authorized the repurchase of up to an additional 200,000 shares. Recent purchases have brought the total shares repurchased to date to an aggregate of 406,000 shares.

    James H. Herbert, II, President of First Republic Bancorp Inc., stated that the Board of Directors increased the Company's stock repurchase program whereby the Company may purchase up to an additional 250,000 shares of its common stock. The Board of Directors also authorized the stock repurchase program to include, as an alternative and as part of the stock purchase program, that the Company may purchase some of its outstanding 7-1/4% Convertible Subordinated Debentures due 2002, thereby reducing the number of shares of common stock that could be issued upon the conversion of such debentures.

    First Republic currently has 7,399,938 shares of common stock outstanding.

    First Republic Bancorp Inc. functions as a direct lender as well as a mortgage banker through two FDIC-insured, California and Nevada-chartered industrial bank subsidiaries. First Republic Thrift & Loan provides both loan and deposit services from eight locations in the San Francisco, Los Angeles, Beverly Hills, and San Diego areas. First Republic Savings Bank provides both loan and deposit services from its office located in Las Vegas, Nevada.

For further information call:
Willis H. Newton, Jr.

Senior Vice President and
Chief Financial Officer
388 Market Street
San Francisco, CA  94111
(415)392-1400
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